SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)             June 30, 1997





                                  CERBCO, Inc.

             (Exact name of registrant as specified in its charter)


                                    Delaware

                 (State or other jurisdiction of incorporation)


       0-16749                                            54-1448835
(Commission File Number)                      (IRS Employer Identification No.)



 3421 Pennsy Drive, Landover, Maryland                                20785
(Address of principal executive offices)                            (Zip Code)



               Registrant's telephone number including area code:
                              (301) 773-1784 (tel)
                              (301) 322-3041 (fax)
                 (301) 773-4560 (24-Hour Fax Vault Information)


                                      None
                       (Former name or former address, if
                           changed since last report)

Item 2.    Acquisition or Disposition of Assets

           On June 30, 1997, Capitol Office Solutions, Inc. ("COS") redeemed the entire two-thirds equity interest in COS held by CERBCO, Inc. ("CERBCO") through CERBCO's wholly-owned subsidiary CERBERONICS, Inc. As consideration for its COS shares, CERBCO received $19 million plus two-thirds of an approximately $5 million pre-redemption dividend paid by COS. This transaction was approved by the shareholders of CERBCO at a shareholders meeting held on June 27, 1997.

Item 7.    Financial Statements and Exhibits

           A Proxy Statement, filed on May 27, 1997, provided unaudited pro forma financial information in connection with the transaction described in Item
2. above.



                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 3, 1997                                 CERBCO, Inc.
                                                    (Registrant)
                                                    By: /s/ Robert W. Erikson
                                                        Robert W. Erikson
                                                        President